SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 27, 2000


                            VALENCE TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     0-20028                  77-0214673
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                    Identification Number)

                                301 Conestoga Way
                               Henderson, NV 89015
               (Address of Principal Executive Offices) (Zip Code)

                                 (702) 558-1000
              (Registrant's telephone number, including area code)



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ITEM 5:  OTHER EVENTS

         On November 6, 2000, the Company executed agreements to acquire all rights in lithium-ion solid state polymer battery technology from Telcordia Technologies, Inc. (formerly Bellcore) for 3 million newly issued shares of the Company's common stock. The completion of the transaction was subject to certain approvals, including the expiration of the Hart-Scott-Rodino waiting period, as well as other customary closing conditions. The transactions reflected in these agreements were completed on December 26, 2000. This acquisition gives the Company all of Bellcore's rights with respect to lithium-ion, solid state polymer batteries and the Company will become the licensor under Bellcore's existing license agreements. A copy of the press release published by the Company in connection with these agreements and dated December 27, 2000, is attached as Exhibit 99.1 to this Form 8-K. Exhibit 99.1 is incorporated herein by reference.



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         SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


December 27, 2000                           VALENCE TECHNOLOGY, INC



                                            By:      /S/ JAY L. KING
                                                  ------------------------------
                                                         Jay L. King
                                                         Vice President and
                                                         Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBITS

99.1     Press Release dated December 27, 2000 published by the Company.